Exhibit 99.1

Here To Serve The American Drone Industry NYSE American: UMAC Investor Presentation October 2024

FORWARD - LOOKING STATEMENTS 2 This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended, including but not limited to statements relating to our plan to expand our market presence and pursue new market opportunities, a potential new market arising from proposed government legislation and programs, demand for our products and our intended efforts to meet such demand including in the U.S. defense sector as a result of global conflicts and a trend towards U.S. - made products, our strategy to pursue organic growth and sales in the U.S. and abroad, anticipated enterprise revenue in Q3 2024, and trends and projected growth of our business and the industry in which we operate generally. All statements other than statements of historical fact included in this presentation are forward - looking statements. These forward - looking statements may also include projections and estimates concerning the timing and success of our proposed products and any potential future financial results and are based on the Company's current expectations, projections and forecasts about future events and trends that the Company believes may affect its business, financial condition, operating results and growth prospects. We often identify forward - looking statements by accompanying them with words such as "estimate," "project," "predict," "believe," "expect," "intend," "anticipate," "potential," "plan," "goal," "foresee," "likely," "target," "may," "should," "could," or other words that convey the uncertainty of future events or outcomes. The results expected by some or all of these forward - looking statements may not occur. Factors that may affect the potential events described in forward - looking statements and our ability to achieve these results include our ability to select, negotiate and close any acquisition targets, the sufficiency of our cash resources and future stock price, our ability to enhance our existing products, develop new products and create new services for our customers and future customers, competition we face and the possibility that competitors develop and market more effective and/or less expensive alternatives to our products, our ability to obtain and maintain regulatory clearance for our products, private and government spending trends and initiatives which may among other things be adversely impacted by economic challenges such as a possible U.S. or global recession and potential adverse developments in government spending on our products and related technologies, the possibility that projections and forecasts on which we rely are not accurate or too optimistic and the risk factors contained in our final Prospectus filed with the Securities and Exchange Commission on October 25, 2024. These forward - looking statements speak only as of the date of this presentation was prepared and we disclaim any obligation to update these statements, whether as a result of new information, future events or otherwise, unless required by law. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks, contingencies, and uncertainties, most of which are difficult to predict and beyond our control.

3 Expanding into a new drone market opportunity from an established position • Continued organic retail growth and launching new enterprise component initiative Strong financial profile with demonstrated growth across combined businesses • B2C Revenue 2023 4.3M • B2C Revenue 2022 3.1M • Represents 37% YoY Growth in Retail Revenues Legislative Tailwinds create a new market opportunity 1,2 • Recent U.S. legislation is creating a U.S. drone and drone component manufacturing market that has historically been dominated by Chinese suppliers • The global conflicts (including Ukraine) are creating a government urgency to quickly invest in and build a domestic supply chain from components to finished drones US - based development and assembly provides a strong competitive advantage • Made - in - USA extremely attractive amid national security concerns • Regulatory and DoD procurement provide for major immediate growth drivers • Launched a US - made and NDAA compliant flight controller approved for BLUE UAS Framework 1. “Consumer Drones Market.” SNS Insider. March 20, 2023 https:// www.snsinsider.com/reports/consumer - drones - market - 1301 2. “Drone Components Market.” TechSci Research. https:// www.techsciresearch.com/report/drones - components - market/3139.html INVESTMENT HIGHLIGHTS 3

4 Core Business: Unusual Machines specializes in the production and sale of small drones and essential components Market Leadership in FPV Drones: Our brand recognition and curated retail give us a leadership position in the First Person View (FPV) drone market segment. Growth Strategy: • Continued organic growth of our retail business • Leverage retail business to onshore production of critical drone components • Focus on component sales to defense partners for FPV drones (in U.S. and Europe) 1 Brand New Market: China has dominated the drone industry for the last decade. The conflict in Europe and recent and proposed U.S. legislation present a new opportunity for domestic drone and drone component manufacturing. Vision for Industry Leadership: Our aim is to grow our domestic component manufacturing business by serving as a premier supplier to the U.S. drone industry, providing a crucial alternative to Chinese suppliers. UNUSUAL MACHINES: OVERVIEW 1. We have agreed to enter into a five year non - compete agreement which precludes us from selling drones directly to the U.S. Department of Defense without Red Cat Approval

5 86K+ 278K+ 127K+ Subscribers Unique Registered Customers Social Media Followers Rotor Riot is at the center of the high - performance drone market and has a large following of FPV drone pilots Online store with drone parts and ready - to - fly drones are featured in Rotor Riot’s extensive media Components are already sold at scale to a wide range of customers RETAIL BUSINESS - 1,600 1,400 1,200 1,000 800 600 400 200 Retail Revenue (in $’000s) Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 Q2 24 Revenue As of October 2024

6 COMPONENT BUSINESS Domestic Solutions for NDAA Compliance: In response to U.S. Government restrictions on critical components, we are focusing on manufacturing NDAA - compliant components domestically. We have launched a U . S . - made flight controller that has been successfully integrated into the Defense Innovation Unit (DIU) BlueUAS framework Initial Focus on FPV Components for Defense: First U.S. company to launch BlueUAS Framework FPV drone component Competitive pricing and first mover advantage Approx. 7,000 Brave F7 units ordered to date Motor speed controller and FPV camera expected in Q4

CONFLICT DRIVEN DEMAND 7 1. Ukraine ramps up arms production, Zelensky says : https:// www.reuters.com/world/europe/ukraine - ramps - up - arms - production - can - produce - 4 - million - drones - year - zelenskiy - 2024 - 10 - 02/ 2. Russia is ramping up done production, Putin Says: https://english.alarabiya.net/News/world/2024/09/19/russia - is - ramping - up - drone - production - to - 1 - 4 - million - putin - says - Conflict is driving a surge in FPV drone demand: Ukraine projects manufacturing 4 million drones in 2025 1 . Estimates of Russian drone production ~1.4 million units per year 2 . To serve this demand, we are: Fostering a new market segment for our component business, positioning ourselves as a robust alternative to the currently Chinese - dominated supply chains. Strategically aligning our innovative technologies and manufacturing capabilities to meet the U.S. Department of Defense's procurement cycle requirements. Early orders for the Brave F7 are already going to Ukraine and we are actively engaged with additional potential EU customers The Company is subject to five - year non - competition agreement with Red Cat generally restricting activities and sales involving Class 1 and Class 2 UAVs for government, quasi - governmental, and third parties exercising any regulatory or other governmental authority.

8 0 2024 2030 Drone Market Size and Forecast 2024 - 2030 60 50 40 30 20 10 Revenues in Billion USD 2025 2026 2027 2028 2029 Global Drone Market Report 2023 - 2030 by Drone Industry Insights Drone Industry Insights estimates that the global drone market is expected to grow to $54.6B by 2030 1 The drone flight control system market, valued at $15.53B in 2021, is projected to reach $28.86B by 2031 2 The drone motor market size was valued at $2.6B in 2021 and is projected to reach $9.9B by 2031 3 Ukraine expects to manufacture more than four million drones in 2025 alone 4 There is legislation aimed at enhancing the U.S.'s competitiveness in emerging technologies like drones and reducing dependence on tech imports, particularly from China 5 . THE GROWING DRONE MARKET 1. 2. 3. 4. 5. Global Drone Market Report 2023 - 2030 by Drone Industry Insights Allied Market Research Drone Flight Controller System Market Size, Share, Competitive Landscape and Trend Analysis Report 2023 - 2032 Allied Market Research Drone Motor Market Size, Share, Competitive Landscape and Trend Analysis Report 2021 - 2031 Ukraine to produce one million drones next year, Zelenskiy says : https:// www.reuters.com/world/europe/ukraine - produce - one - million - drones - next - year - zelenskiy - says - 2023 - 12 - 19/ U.S. Drone Act Proposal: https:// www.congress.gov/bill/118th - congress/senate - bill/473/all - info#:~:text=Introduced%20in%20Senate%20(02%2F16%2F2023)&text=This%20bill%20bans%20the%20procurement,control%20by%20China%2C% 20w ith%20e xceptions.

AMERICAN SECURITIES DRONE ACT (2023) Prohibits the use or purchase of Chinese - manufactured drones by government agencies and contractors NATIONAL DEFENSE AUTHORIZATION ACT (2023) China is designated as a "covered foreign entity" A ban has been imposed on drones manufactured by DJI The U.S. Government is prohibited from purchasing drones that contain critical components manufactured in China, including Flight Controllers, Radios, Cameras, Gimbals, Ground Stations, Software, Networking systems, or Data Storage solutions REPLICATOR INITIATIVE (2023) The U.S. Department of Defense has allocated $4 billion to acquire domestically - produced small drones 1 COUNTERING CCP DRONES ACT (PROPOSED LEGISLATION) Prohibits the use of drones by entities associated with the Chinese Communist Party (CCP) in sensitive government operations. Establishes a rigorous vetting process for drone technology used in national security contexts. Encourages the development and adoption of domestically produced drones to reduce reliance on foreign technology. 9 U.S. ONSHORING: RECENT AND PROPOSED LEGISLATION PRESENTS A MULTI - BILLION DOLLAR US MARKET 1. Defense News. (2023, December 19). 'Replicator: An Inside Look at the Pentagon's Ambitious Drone Program.' Retrieved March 15, 2024, from https:// www.defensenews.com/pentagon/2023/12/19/replicator - an - inside - look - at - the - pentagons - ambitious - drone - program/

10 COMPONENT SUPPLIERS DRONE MANUFACTURERS USERS AND SERVICE PROVIDERS U.S. DRONE MARKETPLACE

CAPITALIZATION TABLE 1 11 Common Stock: 1,372,269 shares Closely Held Shares 2 5,062,714 shares Free Float 6,434,983 shares Total Common Shares Preferred Stock: 4,880,000 shares All classes (fully converted) Financing Equity Components: 630,000 shares Warrants ($1.99 strike) 1,507,538 shares $3M in debt ($1.99 strike) 62,500 shares Representative Warrants ($5.00 strike) 13,845,021 shares Fully Diluted (all converted) 22% 78% Closely Held Shares Free Float 1. As of October 2024. Reflects updates from item 3.02 on Form 8 - K filed on 10/24/2024. 2. Includes Management Ownership and Board Ownership

Drew Camden, Chief Operating Officer Chief Operating Officer. As President of Rotor Riot from 2018, Camden expanded into media and e - commerce, established a headquarters in Orlando, and launched a successful FPV drone line. This leadership resulted in Rotor Riot's acquisition by Red Cat Holdings in 2020, with the company achieving a 50% average yearly revenue growth under his direction. LEADERSHIP Dr. Allan Evans, Chief Executive Officer Chief Executive Officer. Previously served as Chief Operating Officer at Red Cat (Nasdaq: RCAT) and CEO of Fat Shark. His career includes board membership at Ballast Technologies and co - founding Avegant. His expertise spans new technologies, engineering, business development, and corporate strategy. Brian Hoff, Chief Financial Officer Chief Financial Officer. Brings extensive experience in leading high growth accounting & finance teams at companies including Auddia, Inc. (Nasdaq: AUUD), STACK Infrastructure, and Coalfire. Sanford “Sandy” Rich, Director Chair Audit Committee. Executive Director of the NYC Board of Education Retirement System. Sandy is an SEC audit committee financial expert, a member of the Investor Advisory Group of the PCAOB, and has served as both CEO and CFO of public and private companies. Jeff Thompson, Director CEO and Chairman Red Cat Holdings (NASDAQ: RCAT). Thompson is a serial tech entrepreneur who has led companies from the startup phase to successful exits and IPOs. Cristina A. Colon, Director Chair Governance Committee. She is an attorney currently admitted to practice federal law and state law in the District of Columbia and Florida. She is the CEO of Cinmarc, a multi - faceted consulting firm working with public housing authorities and local governments. Robert Lowry, Director Chair Comp Committee. Over 38 years of business experience in the financial and securities industries. Degrees in Economics and Finance and a Certified Financial Planner with series 63, series 7 licenses. 12

13 Expanding into a new drone market opportunity from an established position • Continued organic retail growth and launching new enterprise component initiative Strong financial profile with demonstrated growth across combined businesses • B2C Revenue 2023 4.3M • B2C Revenue 2022 3.1M • Represents 37% YoY Growth in Retail Revenues Legislative Tailwinds create a new market opportunity 1,2 • Recent U.S. legislation is creating a U.S. drone and drone component manufacturing market that has historically been dominated by Chinese suppliers • The global conflicts (including Ukraine) are creating a government urgency to quickly invest in and build a domestic supply chain from components to finished drones US - based development and assembly provides a strong competitive advantage • Made - in - USA extremely attractive amid national security concerns • Regulatory and DoD procurement provide for major immediate growth drivers • Launched a US - made and NDAA compliant flight controller approved for BLUE UAS Framework 1. “Consumer Drones Market.” SNS Insider. March 20, 2023 https:// www.snsinsider.com/reports/consumer - drones - market - 1301 2. “Drone Components Market.” TechSci Research. https:// www.techsciresearch.com/report/drones - components - market/3139.html INVESTMENT HIGHLIGHTS 13

14 INVESTOR CONTACT Email: investors@unusualmachines.com Tel: +1 (917) 633 - 8980 4677 L B McLeod Rd Suite J Orlando, FL 32811 United States